TCW/DW TERM TRUST 2002         Two World Trade Center, New York, New York 10048
Letter to the Shareholders March 31, 2001


DEAR SHAREHOLDER:

For the six-month period ended March 31, 2001, the net asset value of TCW/DW Term Trust 2002 increased from $9.91 to $10.45 per share. Based on this change and the reinvestment of dividends totaling $0.24 per share, the Trust's total return for the period was 8.06 percent. Over the same period, the market price of the Trust's shares on the New York Stock Exchange (NYSE) increased from $9.375 to $10.08. Based on this change and the reinvestment of dividends, the Trust's total return for the period was 10.18 percent.


MARKET OVERVIEW

Declining equity values dominated the financial markets over the past six months. Stock prices fell on reports of economic weakness and disappointing earnings, while U.S. Treasuries rallied on the belief that the Federal Reserve Board would respond to the weakness in the economy by aggressively cutting interest rates. The Fed's first rate cut, on January 3, 2001, surprised investors, but the subsequent easings on January 31, and March 20 were widely anticipated. Disappointment over the size of the March rate cut led to sharp declines in the equity markets. The bond market's response to these equity declines had been less pronounced than usual because it had already discounted the Fed's moves in its price levels.

The yield curve steepened over the last six months as yields on the shorter maturities declined more than yields on longer-dated Treasuries. The yield on the three-month U.S. Treasury bill declined more than 190 basis points, to 4.28 percent on March 31, 2001. The spread between the two-year Treasury note and the 30-year U.S. Treasury bond increased from -9 basis points at the end of September 2000 to 127 basis points at the end of the first quarter. The yield on the 10-year U.S. Treasury, which is most often used as a benchmark in the mortgage sector, fell 88 basis points, to close at 4.91 percent, while the yield on the 30-year bond fell 44 basis points, to 5.44 percent. As interest rates declined, mortgage rates

TCW/DW TERM TRUST 2002
Letter to the Shareholders March 31, 2001, continued


also fell, resulting in sharp increases in refinancing activity. Spreads between U.S. Treasuries and mortgages widened because of an increase in prepayment uncertainty.


THE PORTFOLIO

Approximately 74 percent of the Trust's portfolio is invested in mortgage pass-through securities issued by agencies of the U.S. government or AAA-rated collateralized mortgage obligations (CMOs) with durations, average lives or expected maturity dates that correspond closely to the termination date of the Trust. An additional 16.7 percent is invested in inverse floating-rate CMOs issued by U.S. government agencies. Inverse floaters have coupons that reset by a multiple in a direction opposite to that of a specified index. Approximately
9.3 percent of the Trust's portfolio is invested in AAA-rated municipal bonds and short-term investments. The municipal bond holdings play an important role, as the Trust seeks to achieve its objective of returning the original $10 per share offering price to shareholders at maturity. The remaining assets are invested in cash and other short-term securities. On March 31, 2001, the Trust's degree of leverage (the ratio of debt to assets) was less than 6 percent of total portfolio assets.


LOOKING AHEAD

According to TCW Investment Management Company (TCW), the Trust's adviser, there has been some evidence that the pace of economic growth has picked up since the fourth quarter of 2000. However, the persistent weakness in manufacturing and the decline in the stock market are concerns. Reports of increasing price pressures have been downplayed as arising from demand pressures that are no longer present. The mortgage sector is once again confronting a wave of refinancing activity, a direct result of the interest-rate declines of the past several months. TCW believes that improved technology and widespread media coverage have heightened the consumer's response to refinancing opportunities. TCW expects further increases in refinancing and prepayment rate activity. The Trust's investment strategy continues to emphasize call protection as a means of reducing exposure to prepayment risk. TCW believes that this structural feature promotes performance gains relative to the generic market, and it underlies our positive outlook on the mortgage sector.

The Trust's net asset value and NYSE market values will continue to fluctuate in response to changes in market conditions and interest rates. As stated in the Trust's original prospectus, the Trust's income and dividends are expected to decline to some extent over the term of the Trust and as the Trust approaches its termination date.

We would like to remind you that the Trustees have approved a procedure whereby the Trust may attempt, when appropriate, to reduce or eliminate a market value discount from net asset value by

TCW/DW TERM TRUST 2002
Letter to the Shareholders March 31, 2001, continued


repurchasing shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the period under review, the Trust purchased 184,800 shares of common stock at a weighted average market discount of 4.25%.

We appreciate your ongoing support of TCW/DW Term Trust 2002 and look forward to continuing to serve your investment needs and objectives.


Very truly yours,


/s/ CHARLES A. FIUMEFREDDO                  /s/ MITCHELL M. MERIN
---------------------------                 ------------------------------
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

TCW/DW TERM TRUST 2002
Results of Annual Meeting (unaudited)


                                     * * *

On December 14, 2000, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) Election of Trustees:

    Wayne E. Hedien
    For ...............................................    29,455,580
    Withheld ..........................................       623,708

    James F. Higgins
    For ...............................................    29,460,341
    Withheld ..........................................       618,708

    Dr. Manuel H. Johnson
    For ...............................................    29,451,722
    Withheld ..........................................       627,566

    John L. Schroeder
    For ...............................................    29,427,745
    Withheld ..........................................       651,543

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Michael E. Nugent and Philip J. Purcell.

(2) Ratification of the selection of Deloitte & Touche LLP as Independent
Auditors:

    For ...............................................    29,358,508
    Against ...........................................       252,281
    Abstain ...........................................       468,499

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of shares outstanding and entitled to vote at the meeting. Although a quorum was not obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting: 4,140,624 voted in favor of the proposal; 11,146,812 shares voted against the proposal; and 1,141,287 shares abstained.

TCW/DW TERM TRUST 2002
Portfolio of Investments March 31, 2001 (unaudited)


 PRINCIPAL
 AMOUNT IN                                                                           COUPON           MATURITY
 THOUSANDS                                                                            RATE              DATE          VALUE
-------------------------------------------------------------------------------------------------------------------------------
             COLLATERALIZED MORTGAGE OBLIGATIONS (92.2%)
             U.S. GOVERNMENT AGENCIES (57.3%)
 $    639    Federal Home Loan Mortgage Corp. 1389 SB .............................   10.894+%        10/15/07    $    663,117
   30,000    Federal Home Loan Mortgage Corp. 1465 G (PAC)++ ......................    7.00           12/15/07      30,729,756
   15,282    Federal Home Loan Mortgage Corp. 1481 H (PAC) ........................    6.875          08/15/21      15,415,496
    1,504    Federal Home Loan Mortgage Corp. 1519 J ..............................   17.22 +         05/15/08       1,640,791
   10,604    Federal Home Loan Mortgage Corp. 1542 HA (PAC) .......................    6.00           10/15/20      10,656,571
   16,447    Federal Home Loan Mortgage Corp. 1606 SC .............................    5.236+         11/15/08      15,377,800
    3,037    Federal Home Loan Mortgage Corp. 1609 LG (PAC) .......................    6.093+         11/15/23       3,004,149
    6,971    Federal Home Loan Mortgage Corp. 1611 QB (PAC) .......................   10.281+         11/15/23       7,404,928
   17,902    Federal Home Loan Mortgage Corp. 1633 B ..............................    6.50           09/15/23      18,212,397
   18,500    Federal Home Loan Mortgage Corp. 1638 K (PAC) ........................    6.50           03/15/23      18,705,994
   47,566    Federal Home Loan Mortgage Corp. 2143 CH (PAC) .......................    6.00           02/15/19      48,086,586
    7,841    Federal Home Loan Mortgage Corp. 2085 PA (PAC) .......................    6.00           07/15/17       7,930,741
       37    Federal National Mortgage Assoc. 1992-138 O ..........................    7.50           07/25/22          36,971
    7,260    Federal National Mortgage Assoc. 1992-208 C (TAC) ....................    7.50           10/25/07       7,346,728
    8,333    Federal National Mortgage Assoc. 1993-139 SP (PAC) ...................    7.992+         12/25/21       8,815,266
    9,843    Federal National Mortgage Assoc. 1993-179 SV .........................    4.829+         10/25/21       9,889,072
      585    Federal National Mortgage Assoc. 1993-190 S ..........................    3.767+         10/25/08         585,290
   18,193    Federal National Mortgage Assoc. 1993-190 SB (PAC) ...................    7.225+         10/25/08      17,095,215
    5,814    Federal National Mortgage Assoc. 1993-238 SA .........................    5.115+         07/25/08       5,494,230
                                                                                                                  ------------
             TOTAL U.S. GOVERNMENT AGENCIES (Cost $225,401,566) .............................................      227,091,098
                                                                                                                  ------------
             PRIVATE ISSUES (34.9%)
    9,022    Bear Stearns Mortgage Securities, Inc. 1993-10 A7 (PAC) ..............    7.20           07/25/24       9,310,723
    9,628    Citicorp Mortgage Securities, Inc. 1992-20 A5 ........................    7.50           12/25/07       9,703,501
   19,574    CMC Securities Corp. III 1994-A9 (PAC) ...............................    6.75           03/25/24      19,635,321
   11,232    CountryWide Funding Corp. 1994-4 A12 .................................    6.95           04/25/24      11,026,943
   37,649    General Electric Capital Mortgage Services, Inc. 1994-6 A9 ...........    6.50           09/25/22      37,942,553
   13,170    Prudential Home Mortgage Securities 1993-2 A7 ........................    7.00           02/25/08      13,316,155
   20,000    Prudential Home Mortgage Securities 1993-60 A3 (PAC) .................    6.75           12/25/23      20,162,400
   16,836    Residential Funding Mortgage Securities I 1993-S40 A8 (TAC) ..........    6.75           11/25/23      16,983,223
                                                                                                                  ------------
             TOTAL PRIVATE ISSUES (Cost $135,303,091)........................................................      138,080,819
                                                                                                                  ------------
             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
             (Cost $360,704,657).............................................................................      365,171,917
                                                                                                                  ------------
             U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES (3.8%)
   13,212    Federal National Mortgage Assoc. ARM .................................    6.898          04/01/30      13,364,584
    1,739    Government National Mortgage Assoc. II ARM ...........................    7.375          06/20/25       1,759,863
                                                                                                                  ------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH SECURITIES
             (Cost $14,948,968)..............................................................................       15,124,447
                                                                                                                  ------------


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
Portfolio of Investments March 31, 2001 (unaudited) continued


 PRINCIPAL
 AMOUNT IN                                                                     COUPON      MATURITY
 THOUSANDS                                                                      RATE         DATE          VALUE
---------------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MUNICIPAL BONDS (9.5%)
             Industrial Development Revenue (3.4%)
             Metropolitan Pier & Exposition Authority, Illinois,
  $ 6,610      McCormick Place (Ambac) .....................................    0.00%      06/15/02    $   6,335,288
    7,400      McCormick Place (Ambac) .....................................    0.00       12/15/02        6,955,408
                                                                                                       -------------
                                                                                                          13,290,696
                                                                                                       -------------
             Other Revenue (2.4%)
   10,400    Texas, 1992 Refg Ser C (FGIC) .................................    0.00       04/01/03        9,663,784
                                                                                                       -------------
             Tax Allocation Revenue (3.7%)
   33,140    Johnson County, Kansas, (Ambac) ...............................    0.00       06/01/12       14,788,062
                                                                                                       -------------
             TOTAL TAX-EXEMPT MUNICIPAL BONDS (Cost $36,616,659)..................................        37,742,542
                                                                                                       -------------
             SHORT-TERM INVESTMENT (0.3%)
             REPURCHASE AGREEMENT
    1,056    The Bank of New York (dated 03/30/01; proceeds $1,056,744) (a)
             (Cost $1,056,293)..............................................    5.125      04/02/01        1,056,293
                                                                                                       -------------
             TOTAL INVESTMENTS (Cost $413,326,577) (b).................................     105.8 %      419,095,199
             LIABILITIES IN EXCESS OF OTHER ASSETS ....................................      (5.8)       (23,161,534)
                                                                                            -----      -------------
             NET ASSETS ...............................................................     100.0 %    $ 395,933,665
                                                                                            =====      =============

---------------
ARM     Adjustable rate mortgage.
PAC     Planned Amortization Class.
TAC     Targeted Amortization Class.
 + Inverse floater: interest rate moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index), typically at a multiple of the changes of the relevant index rate.
++ Some of this security is pledged in connection with reverse repurchase agreements.
(a) Collateralized by $1,047,943 Federal Home Loan Banks 6.75% due 02/15/02 valued at $1,077,457.
(b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $7,561,045 and the aggregate gross unrealized depreciation is $1,792,423, resulting in net unrealized appreciation of $5,768,622.

Bond Insurance:
---------------
Ambac   Ambac Assurance Corporation.
FGIC    Financial Guaranty Insurance Company.


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
Financial Statements


STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (unaudited)

ASSETS:
Investments in securities, at value
   (cost $413,326,577) .............................    $419,095,199
Interest receivable ................................       2,011,460
Prepaid expenses ...................................          58,330
                                                        ------------
    TOTAL ASSETS ...................................     421,164,989
                                                        ------------
LIABILITIES:
Reverse repurchase agreements ......................      24,856,000
Payable for:
    Management fee .................................         152,048
    Investment advisory fee ........................         101,366
    Interest .......................................          55,125
Accrued expenses ...................................          66,785
Contingencies (Note 9) .............................               -
                                                        ------------
    TOTAL LIABILITIES ..............................      25,231,324
                                                        ------------
    NET ASSETS .....................................    $395,933,665
                                                        ============
COMPOSITION OF NET ASSETS:
Paid-in-capital ....................................    $362,795,406
Net unrealized appreciation ........................       5,768,622
Accumulated undistributed net investment income ....      27,546,711
Accumulated net realized loss ......................        (177,074)
                                                        ------------
    NET ASSETS .....................................    $395,933,665
                                                        ============
NET ASSET VALUE PER SHARE,
37,876,061 shares outstanding
(unlimited shares authorized of $.01 par value).....          $10.45
                                                              ======


STATEMENT OF OPERATIONS
For the six months ended March 31, 2001 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME ....................................    $13,837,713
                                                        -----------
EXPENSES
Management fee .....................................        752,908
Investment advisory fee ............................        501,939
Transfer agent fees and expenses ...................         54,706
Insurance expense ..................................         31,329
Professional fees ..................................         28,930
Registration fees ..................................         23,331
Trustees' fees and expenses ........................          6,858
Shareholder reports and notices ....................          6,213
Custodian fees .....................................          5,636
Other ..............................................         20,944
                                                        -----------
    TOTAL OPERATING EXPENSES .......................      1,432,794
Interest expense ...................................      1,695,404
                                                        -----------
    TOTAL EXPENSES .................................      3,128,198
                                                        -----------
    NET INVESTMENT INCOME ..........................     10,709,515
                                                        -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain ..................................        146,919
Net change in unrealized appreciation/depreciation..     18,683,700
                                                        -----------
    NET GAIN .......................................     18,830,619
                                                        -----------
NET INCREASE .......................................    $29,540,134
                                                        ===========


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
Financial Statements, continued


STATEMENT OF CHANGES IN NET ASSETS

                                                                    FOR THE SIX         FOR THE YEAR
                                                                   MONTHS ENDED            ENDED
                                                                  MARCH 31, 2001     SEPTEMBER 30, 2000
                                                                 ----------------   -------------------
                                                                   (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ........................................    $ 10,709,515         $  22,758,420
Net realized gain (loss) .....................................         146,919              (323,993)
Net change in unrealized appreciation/depreciation ...........      18,683,700            (1,162,839)
                                                                  ------------         -------------
    NET INCREASE .............................................      29,540,134            21,271,588
Dividends to shareholders from net investment income .........      (9,104,271)          (22,795,920)
Decrease from transactions in shares of beneficial interest ..      (1,774,725)          (12,742,486)
                                                                  ------------         -------------
    NET INCREASE (DECREASE) ..................................      18,661,138           (14,266,818)
NET ASSETS:
Beginning of period ..........................................     377,272,527           391,539,345
                                                                  ------------         -------------
    END OF PERIOD
   (Including undistributed net investment income of
   $27,546,711 and $25,941,467, respectively).................    $395,933,665         $ 377,272,527
                                                                  ============         =============


                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
Financial Statements, continued


STATEMENT OF CASH FLOWS
For the six months ended March 31, 2001 (unaudited)

INCREASE (DECREASE) IN CASH:
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net investment income .................................................    $  10,709,515
Adjustments to reconcile net investment income to net cash provided by operating activities:
Decrease in receivable and other assets related to operations .........           92,699
Decrease in payables related to operations ............................         (358,995)
Net amortization of discount/premium ..................................       (1,192,083)
                                                                           -------------
    NET CASH PROVIDED BY OPERATING ACTIVITIES .........................        9,251,136
                                                                           -------------
CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:
Purchases of investments ..............................................       (1,196,847)
Principal sales/prepayments of investments ............................       38,018,326
Net sales of short-term investments ...................................        3,359,169
                                                                           -------------
    NET CASH PROVIDED BY INVESTING ACTIVITIES .........................       40,180,648
                                                                           -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
Net payments for shares of beneficial interest repurchased ............       (1,843,513)
Net payments for maturities of reverse repurchase agreements ..........      (38,484,000)
Dividends to shareholders from net investment income ..................       (9,104,271)
                                                                           -------------
    NET CASH USED FOR FINANCING ACTIVITIES ............................      (49,431,784)
                                                                           -------------
NET INCREASE (DECREASE) IN CASH .......................................                -
CASH BALANCE AT BEGINNING OF PERIOD ...................................                -
                                                                           -------------
CASH BALANCE AT END OF PERIOD .........................................                -
                                                                           =============
Cash paid during the period for interest ..............................    $   1,941,742
                                                                           =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2001 (unaudited)


1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Term Trust 2002 (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide a high level of current income and return $10 per share to shareholders on the termination date. The Trust seeks to achieve its objective by investing in high quality fixed-income securities. The Trust was organized as a Massachusetts business trust on August 28, 1992 and commenced operations on November 30, 1992. The Trust will distribute substantially all of its net assets on or about December 31, 2002 and will then terminate.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by TCW Investment Management Company (the "Adviser") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees;
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2001 (unaudited), continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent, these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.


2. MANAGEMENT/INVESTMENT ADVISORY AGREEMENTS

Pursuant to a Management Agreement, the Trust pays Morgan Stanley Dean Witter Services Company Inc. (the "Manager") a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.39% to the Trust's weekly net assets.

Pursuant to an Investment Advisory Agreement the Trust pays the Adviser an advisory fee, accrued weekly and payable monthly, by applying the annual rate of 0.26% to the Trust's weekly net assets.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the six months ended March 31, 2001 were as follows:


                                                                                  SALES/
                                                                PURCHASES       PREPAYMENTS
                                                              -------------   --------------
U.S. Government Agencies ..................................             -      $36,980,839
Private Issue Collateralized Mortgage Obligations .........    $1,196,847        1,037,487

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Manager, is the Trust's transfer agent. At March 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $7,000.

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2001 (unaudited), continued


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                                CAPITAL
                                                                                                                PAID IN
                                                                                               PAR VALUE       EXCESS OF
                                                                                 SHARES        OF SHARES       PAR VALUE
                                                                              ------------    -----------   ---------------
Balance, September 30, 1999 .............................................      39,453,740      $ 394,537     $ 376,918,080
Treasury shares purchased and retired (weighted average discount 5.58%)*       (1,392,879)       (13,929)      (12,728,557)
                                                                               ----------      ---------     -------------
Balance, September 30, 2000 .............................................      38,060,861        380,608       364,189,523
Treasury shares purchased and retired (weighted average discount 4.25%)*         (184,800)        (1,848)       (1,772,877)
                                                                               ----------      ---------     -------------
Balance, March 31, 2001 .................................................      37,876,061      $ 378,760     $ 362,416,646
                                                                               ==========      =========     =============

------------
* The Trustees have voted to retire the shares purchased.


5. REVERSE REPURCHASE AND DOLLAR ROLL AGREEMENTS

Reverse repurchase and dollar roll agreements involve the risk that the market value of the securities the Trust is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase or dollar roll agreement files for bankruptcy or becomes insolvent, the Trust's use of proceeds may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Trust's obligation to repurchase the securities.

Reverse repurchase agreements are collateralized by Trust securities with a market value in excess of the Trust's obligation under the contract. At March 31, 2001, securities valued at $25,608,130, were pledged as collateral.

At March 31, 2001, the reverse repurchase agreement outstanding was $24,856,000 with an interest rate of 4.99% maturing within 16 days. The maximum and average daily amounts outstanding during the period were $63,340,000 and $53,021,445, respectively. The weighted average interest rate during the period was 6.31%.

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2001 (unaudited), continued


6. DIVIDENDS

The Trust declared the following dividends from net investment income:

    DECLARATION       AMOUNT PER       RECORD            PAYABLE
       DATE              SHARE          DATE               DATE
  --------------      ----------    -------------     --------------
  March 27, 2001        $ 0.04      April 6, 2001     April 20, 2001
  April 25, 2001        $ 0.04       May 4, 2001       May 18, 2001


7. FEDERAL INCOME TAX STATUS

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $324,000 during fiscal 2000.

As of September 30, 2000, the Trust had temporary book/tax differences attributable to post-October losses.


8. CHANGE IN ACCOUNTING POLICY

Effective October 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and, as required, begin amortizing premiums on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in a decrease in the cost of securities and a corresponding increase to unrealized appreciation/ depreciation based on securities held as of September 30, 2001.


9. LITIGATION

Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants - but not against the Trust - by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against the two defendants who were independent Trustees of the Trust. In

TCW/DW TERM TRUST 2002
Notes to Financial Statements March 31, 2001 (unaudited), continued


March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July 1997, the Court denied the motion for judgement on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiffs' motion for class certification. The Court ruled that plaintiffs' motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class." On October 13, 1998, three separate class actions alleging similar claims on behalf of the residents of the states of Florida, New Jersey and New York were filed in the state courts of those states. The defendants removed the Florida action to federal court and the plaintiffs' motion to remand the action to state court was denied. Motions to dismiss were filed by the defendants in the Florida action on August 30, 1999, in the New Jersey action on July 26, 1999 and in the New York action on September 10, 1999. The New Jersey action was dismissed by the court with prejudice and no appeal was filed. The motion to dismiss the Florida action was denied January 27, 2000. The Supreme Court of the State of New York dismissed the New York action with prejudice on April 25, 2000 and no appeal was filed. Certain of the defendants in these suits have asserted their right to indemnification from the Trust. The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

TCW/DW TERM TRUST 2002
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                 FOR THE SIX                      FOR THE YEAR ENDED SEPTEMBER 30,
                                                MONTHS ENDED     -----------------------------------------------------------------
                                               MARCH 31, 2001       2000          1999         1998          1997          1996
                                               --------------    ----------    ----------   ----------    ----------    ----------
                                                (unaudited)
SELECTED PER SHARE DATA:
Net asset value, beginning of period .....         $ 9.91          $ 9.92        $10.66       $ 9.89        $ 9.18        $ 9.13
                                                   ------          ------        ------       ------        ------        ------
Income (loss) from investment operations:
  Net investment income ..................           0.28            0.58          0.74         0.72          0.74          0.74
  Net realized and unrealized gain (loss).           0.50           (0.02)        (0.81)        0.67          0.62         (0.17)
                                                   ------          ------        ------       ------        ------        ------
Total income (loss) from investment
  operations .............................           0.78            0.56         (0.07)        1.39          1.36          0.57
                                                   ------          ------        ------       ------        ------        ------
Less dividends and distributions from:
  Net investment income ..................          (0.24)          (0.59)        (0.66)       (0.66)        (0.68)        (0.58)
  Net realized gain ......................            -               -           (0.03)         -           (0.02)        (0.01)
                                                   ------          ------        ------       ------        ------        ------
Total dividends and distributions ........          (0.24)          (0.59)        (0.69)       (0.66)        (0.70)        (0.59)
                                                   ------          ------        ------       ------        ------        ------
Anti-dilutive effect of acquiring
  treasury shares ........................            -              0.02          0.02         0.04          0.05          0.07
                                                   ------          ------        ------       ------        ------        ------
Net asset value, end of period ...........         $10.45          $ 9.91        $ 9.92       $10.66        $ 9.89        $ 9.18
                                                   ======          ======        ======       ======        ======        ======
Market value, end of period ..............         $10.08          $9.375        $9.375       $9.875        $9.125        $8.125
                                                   ======          ======        ======       ======        ======        ======
TOTAL RETURN+  ...........................          10.18%(1)        6.54%         1.90%       16.04%        21.81%        12.77%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses .......................           0.74%(2)        0.75%         0.77%        0.78%         0.78%         0.79%
Interest expense .........................           0.88%(2)        2.06%         1.27%        1.79%         2.19%         1.93%
Net expenses .............................           1.62%(2)        2.81%         2.04%        2.57%         2.97%         2.72%
Net investment income ....................           5.55%(2)        6.00%         7.08%        6.81%         7.51%         7.85%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..       $395,934        $377,273      $391,539     $435,627      $429,328      $423,095
Portfolio turnover rate ..................            - ++(1)           4%           17%         -  ++         -               7%

-------------
 + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's reinvestment plan. Total return does not reflect brokerage commissions.
++  Less than 0.5%.
(1) Not annualized.
(2) Annualized.


                       SEE NOTES TO FINANCIAL STATEMENTS

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Philip A. Barach
Vice President

Jeffrey E. Gundlach
Vice President

Frederick H. Horton
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281


MANAGER

Morgan Stanley Dean Witter Services Company Inc.
Two World Trade Center
New York, New York 10048


ADVISER

TCW Investment Management Company
865 South Figueroa Street, Suite 1800
Los Angeles, CA 90017



This financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.



TCW/DW
TERM TRUST
2002


[GRAPHIC OMITTED]


SEMIANNUAL REPORT
MARCH 31, 2001